EXHIBIT 99.1

TOMI ENVIRONMENTAL SOLUTIONS, INC. LAUNCHES STERAMIST INTEGRATED SYSTEM – STANDALONE (SIS-SA) TO REVOLUTIONIZE CLEANROOM AND LABORATORY DECONTAMINATION

FREDERICK, MD,October 21st , 2024 (BUSINESS WIRE) —TOMI Environmental Solutions, Inc.® (“TOMI”) (NASDAQ: TOMZ), a global leader in disinfection and decontamination technologies, today announced the successful launch of the SteraMist Integrated System - Standalone (SIS-SA). This innovative system addresses critical challenges in the Biological Safety Cabinets (BSCs) industry, providing a reliable and efficient solution for BSCs and other small spaces or enclosed areas.

Designed to meet the unique needs of cleanrooms, laboratories, and facilities with BSCs, the SIS-SA offers a reliable, automated solution for preventing cross-contamination. Daily disinfection is essential in these highly controlled environments, and users and our partners report that the SIS-SA simplifies what was once a labor-intensive and inconsistent process.

The SIS-SA achieved multiple successful deployments in the third quarter of 2024, underscore the product’s potential to become a cornerstone solution for environments with high disinfection standards. The market opportunity for BSCs is substantial, driven by increasing demand in pharmaceutical research, biotechnology, diagnostics, and healthcare sectors and is expected to grow steadily due to contributing factors such as stricter regulations on microbial containment, increased R&D activities, and the growing prevalence of infectious diseases and chronic illnesses.

“This growing market presents a significant opportunity for TOMI’s SIS-SA, which is designed to address challenges in the BSC space by offering effective, automated decontamination solutions,” said E.J. Shane, COO of TOMI Environmental Solutions. “We are thrilled to see how the SIS-SA is solving a persistent challenge for our customers, offering a breakthrough solution that ensures that critical spaces receive the consistent decontamination they require, helping facilities maintain compliance and operational efficiency.”

1

TOMI™ Environmental Solutions, Inc.: Innovating for a safer world®

TOMI™ Environmental Solutions, Inc. (NASDAQ: TOMZ ) is a global decontamination and infection prevention company, providing environmental solutions for disinfection through the manufacturing, sales and licensing of its premier Binary Ionization Technology ® (BIT™) platform. Invented under a defense grant in association with the Defense Advanced Research Projects Agency (DARPA) of the U.S. Department of Defense, BIT™ solution utilizes a low percentage hydrogen peroxide as its only active ingredient and uses patented ionized Hydrogen Peroxide (iHP™) technology in all SteraMist systems to create superior disinfection. TOMI products are designed to service a broad spectrum of use sites, including, but not limited to, hospitals and medical facilities, biosafety labs, pharmaceutical facilities, commercial and office buildings, schools, restaurants, meat and produce processing facilities, and police and fire departments.

For additional information, please visit http://www.steramist.com/ or contact us at info@tomimist.com

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management’s judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, statements relating to the Biological Safety Cabinets (BSCs) marketplace. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, our ability to maintain and manage growth and generate sales, our reliance on a single or a few products for a majority of revenues; the general business and economic conditions; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed by us with the SEC and other periodic reports we filed with the SEC. The information provided in this document is based upon the facts and circumstances known at this time. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today’s date, unless otherwise stated, and we undertake no duty to update such information, except as required under applicable law.

INVESTOR RELATIONS CONTACT:

John Nesbett/Rosalyn Christian

IMS Investor Relations

tomi@imsinvestorrelations.com

2